ARISTO INTERNATIONAL CORPORATION

                              152 West 57th Street
                            New York, New York 10019



                               FIRST AMENDMENT TO
                               ------------------
                                 PROMISSORY NOTE
                                 ---------------


$330,000                                                      New York, New York
                                                              October 31, 1996

         Aristo International Corporation (the "Maker") entered into a Promissory Note, dated June 27, 1996 (the "Promissory Note"), a copy of which is attached hereto, evidencing its promise to pay to NY Holdings, Limited (the "Holder"), in lawful money of the United States of America, the principal sum of Three Hundred Thirty Thousand and 00/100 Dollars ($330,000) (the "Principal Amount") on October 31, 1996 (the "Maturity Date").

         The Holder has agreed, and, by the execution and delivery of this First Amendment to Promissory Note, does hereby evidence its agreement to extend the Maturity Date of the Promissory Note to January 31, 1997.

         As a material part of the consideration for this First Amendment to Promissory Note, Maker hereby extends the option of Holder to acquire 120,000 shares of common stock of the Maker for the cash payment of $660,000 up to and including June 30, 1997. In the event the Holder converts the Principal Amount to equity of the Maker, in accordance with its letter notice to Maker dated September 12, 1996, by the partial exercise of its option on or before January 31, 1997, thereby converting the Principal Amount to 60,000 shares of common stock of the Maker, then the remaining portion of the option of Holder to acquire an the remaining additional 60,000 shares of common stock of the Maker for the additional cash payment of $330,000 shall be extended up to and including December 31, 1997.

         The Holder and the Maker hereby ratify and confirm all other terms and conditions of the Promissory Note not specifically modified herein, all of which are incorporated herein by this reference as if stated fully herein.

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         IN WITNESS  WHEREOF,  the Holder and the Maker have  caused  this First
Amendment to Promissory Note to be executed by its duly authorized officer as of the day and year first written above.


WITNESS:                            ARISTO INTERNATIONAL CORPORATION


______________________________      By: ______________________________________
Name:                                     Shmuel Cohen
                                          President & Chief Executive Officer


                                                     NY HOLDINGS, LIMITED


______________________________      By: ______________________________________
Name:                                     Name:
                                          Title:

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